REALITY SHARES ETF TRUST

Supplement dated September 5, 2017

to the Statement of Additional Information

dated February 28, 2017, as supplemented (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Consistent with the U.S. Securities and Exchange Commission’s adoption of a rule amendment shortening the standard settlement cycle from three business days after the trade date to two business days after the trade date (“T+2”), each series of the Trust will generally issue creation units and deliver redemption proceeds on a T+2 basis. Accordingly, the following changes are made to the SAI effective immediately:

1.	The fourth and fifth sentences of the first paragraph of the “Creation and Redemption of Creation Units - Placement of Creation Orders Outside the Clearing Process” section on page S-24 are deleted and replaced with the following:

The Settlement Date is typically the second Business Day following the Transmittal Date. The Funds reserve the right to settle transactions on a basis other than “T” plus two Business Days (i.e., days on which the NYSE is open).

2.	The last sentence of the paragraph in the “Creation and Redemption of Creation Units - Placement of Redemption Orders Using the Clearing Process” section on page S-26 is deleted and replaced with the following:

The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

3.	The third sentence of the paragraph in the “Creation and Redemption of Creation Units - Placement of Redemption Orders Outside the Clearing Process” section on page S-26 is deleted and replaced with the following:

After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE